UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2023
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55477	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of the Annual Meeting of Stockholders

An Annual Meeting of Stockholders (the “AGM”) of the Company was held on February 17, 2023 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 25,677,415 shares (55.43% of the 46,316,635 issued and outstanding shares of the Company’s common stock entitled to vote as of December 28, 2022, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM with respect to that agenda item.

Agenda Item 1. To elect four directors:

Nominee	For		Withheld
Hsien Loong Wong	15,969,769	83.15%	3,235,675	16.85%
Yew Poh Leong	19,088,346	99.39%	117,098	0.61%
Michael Chan	19,060,043	99.24%	145,401	0.76%
Eng Ho Ng	19,117,669	99.54%	87,775	0.46%

There were 6,473,971 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2. To ratify the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
25,473,079	99.20%	18,851	0.07%	185,485	0.73%

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Agenda Item 3. To approve the Company’s 2023 Stock Incentive Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
15,926,413	82.92%	3,259,413	16.97%	19,618	0.10%

There were 6,473,971 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4. To approve to amend the exercise price of outstanding stock options from $8.00 to $3.84. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
10,395,680*	98.02%	192,564	1.82%	17,200	0.16%

There were 6,473,971 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

* 8,600,000 votes held by insiders of the Company, which voted “for” were excluded from voting on this agenda item.

Agenda Item 5. To authorize the issuance in excess of 20% of the shares of the Company’s common stock to the Company’s primary lender upon repayment by conversion of the Note and exercise of the Warrant held by the lender. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
3,025,484	15.75%	16,166,133	84.17%	13,827	0.07%

There were 6,473,971 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 6. To approve of lowering the floor price under the Note and Warrant held by the Company’s primary lender from $0.86 to $0.50 per share of the Company’s common stock. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
2,957,553	15.40%	16,230,413	84.51%	17,478	0.09%

There were 6,473,971 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 7. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
15,927,686	82.93%	3,252,284	16.94%	25,474	0.13%

There were 6,473,971 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On February 17, 2023, immediately following the annual meeting the Company’s Board of Directors re-appointed the following officers:

Martin Shen	President and Chief Executive Officer; and
Yew Hon Lee	Chief Financial Officer, Secretary and Treasurer.

In addition, on February 21, 2023, the Company issued a news release announcing the results of the AGM. A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated February 21, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: February 21, 2023	By:	/s/ Martin J. Shen
Martin J. Shen
CEO